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                                                                    EXHIBIT 10.2


                           CLEARCOMMERCE CORPORATION

                     1997 STOCK OPTION/STOCK ISSUANCE PLAN

                           Adopted December 10, 1997


     1.   PURPOSES OF THE PLAN.

     The purposes of this Stock Option/Stock Issuance Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Directors and Employees of the Company and its Subsidiaries, and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonqualified Stock Options, as determined by the Administrator at the time of grant of an Option and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder. In addition, Common Stock may be issued to eligible persons directly, either through the immediate purchase of such shares or as a bonus for services rendered to the Company (or any Parent or Subsidiary).

     2.   DEFINITIONS.

     As used herein, the following definitions shall apply:

     (a) "Administrator" means the Board or a Compensation Committee appointed pursuant to Section 4 of the Plan.

     (b) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

     (c)  "Board" means the Board of Directors of the Company.

     (d)  "Code" means the Internal Revenue Code of 1986, as amended.

     (e) "Committee" means the Compensation Committee appointed by the Board of Directors in accordance with Section 4 of the Plan.

     (f) "Common Stock" means the Common Stock, par value $0.001 per share, of the Company.

     (g) "Company" means ClearCommerce Corporation (f/k/a Outreach Communications Corporation), a Delaware corporation.
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     (h)  "Continuous Status as an Employee" means that the employment relationship with the Company or any Parent or Subsidiary is not interrupted or terminated. Continuous Status as an Employee shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company or any Parent or Subsidiary or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated for tax purposes as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option.

     (i) "Corporate Transaction" shall mean either of the following stockholder-approved transactions to which the Company is party:

          (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

          (ii) the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company.

     (j) "Director" means a member of the Board of Directors of the Company, including any non-employee members of the Board of Directors.

     (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

     (l)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

          (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the
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     Administrator deems reliable;

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          (ii)  If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

          (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

     (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (o) "Involuntary Termination" shall mean the termination of Optionee's employment that occurs by reason of:

          (i) Optionee's involuntary dismissal or discharge by the Company for reasons other than Misconduct, or

          (ii) Optionee's voluntary resignation following (A) a change in Optionee's position with the Company that materially reduces Optionee's level of responsibility, (B) a reduction in Optionee's level of compensation (including base salary, fringe benefits and participation in corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of Optionee's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Company without Optionee's consent.

     (p) "Misconduct" shall mean the commission of any act of fraud, embezzlement or dishonesty by Optionee, any unauthorized use or disclosure by Optionee of confidential information or trade secrets of the Company (or any Parent or Subsidiary), or any other intentional misconduct by Optionee adversely affecting the business or affairs of the Company (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Company (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of Optionee or any other person in the Service of the Company (or any Parent or Subsidiary).

     (q) "Nonqualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

     (r) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (s)  "Option" means a stock option granted pursuant to the Plan.

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     (t)  "Option Agreement" shall mean the written option agreement, substantially in the form attached hereto as Exhibit I (or such other form as
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may be approved by the Administrator for use under the Plan), between the
Company and Optionee evidencing the grant of an Option.

     (u)  "Optioned Stock" means the Common Stock subject to an Option.

     (v)  "Optionee" means a Director or Employee who receives an Option.

     (w) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

     (x) "Participant" means any Person who is issued shares of Common Stock under the Stock Issuance Program.

     (y)  "Person" means an individual or entity.

     (z) "Plan" means this ClearCommerce Corporation 1997 Stock Option/Stock Issuance Plan, as amended.

     (aa) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

     (bb) "Section 16(b)" means Section 16(b) of the Securities Exchange Act of 1934, as amended.

     (cc) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 below.

     (dd) "Stock Issuance Agreement" means the agreement entered into by the Participant and the Company at the time of issuance of Shares of Common Stock under the Stock Issuance Program.

     (ee) "Stock Purchase Agreement" means the agreement entered into by the Optionee and the Company upon the exercise of an Option and the acquisition of Shares of Common Stock.

     (ff) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3.   STOCK SUBJECT TO THE PLAN.

     Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 1,044,750 Shares. The Shares may be authorized but unissued or reacquired Common Stock.

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     If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an option exchange program, the unpurchased Shares that were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). The preceding sentence shall apply only for purposes of determining the aggregate number of Shares that may be subject to Options but shall not apply for purposes of determining the maximum number of Shares subject to Options that may be granted to any individual Optionee under the Plan. However, Shares that have actually been issued under the Plan, upon exercise of an Option, shall not be returned to the Plan and shall not become available for future distribution under the Plan. Unvested Shares issued under the Plan, and subsequently repurchased by the Company, at the original issue price paid per share, pursuant to the Company's repurchase rights under the Plan, shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent Option grants or stock issuances under the Plan.

     4.   ADMINISTRATION OF THE PLAN.

     (a)  Initial Plan Procedure. Prior to the date, if any, upon which the
          ----------------------
Company becomes subject to the Exchange Act, the Plan shall be administered by the Board or a Committee appointed by the Board.

     (b)  Plan Procedure After the Date, if any, Upon Which the Company Becomes
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Subject to the Exchange Act.
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          (i)  Multiple Administrative Bodies. If permitted by Rule 16b-3, the
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     Plan may be administered by different bodies with respect to Directors,
     Officers, and Employees who are neither Directors nor Officers.

          (ii) Administration With Respect to Directors and Officers.  With
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     respect to grants of Options to Employees who are also Officers or
     Directors of the Company, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted to comply with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans

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     under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made.

          (iii) Administration With Respect to Other Employees. With respect to
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     grants of Options to Employees who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which committee shall be constituted in such a manner as to satisfy Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

     (c)  Powers of the Administrator. Subject to the provisions of the Plan
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and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the Common Stock is listed, the Administrator shall have the authority in its discretion:

          (i)   to determine the Fair Market Value of the Common Stock;

          (ii) to select the Directors and Employees to whom Options or stock issuances may from time to time be granted hereunder;

          (iii) to determine whether and to what extent Options (or any combination thereof) or stock issuances are granted hereunder;

          (iv) to determine the number of Shares to be covered by each such award granted hereunder;

          (v)   to approve forms of agreement for use under the Plan;

          (vi) to determine whether and under what circumstances an Option may be settled in cash under Section 9(e) instead of Common Stock;

          (vii) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), waiver of forfeiture restrictions of Options or Shares, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

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          (viii) to reduce the exercise price of any Option to the then current
     Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted; and

          (ix) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

     (d)  Effect of Administrator's Decision. All decisions, determinations and
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interpretations of the Administrator shall be final and binding on all
Optionees, Participants and any other holders of any Options.

     5.   ELIGIBILITY.

     (a) Nonqualified Stock Options may be granted to Directors or Employees. Incentive Stock Options may be granted only to Employees. An Employee who has been granted an Option may, if otherwise eligible, be granted additional Options. Stock may be issued under the Plan's Stock Issuance Program to Directors and Employees.

     (b) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonqualified Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. For purposes of this Section 5(b), the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

     (c) Neither the Plan nor any Option or stock issuance under the Plan shall confer upon any Optionee or Participant any right with respect to continuation of his or her employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

     6.   TERM OF PLAN.

     The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company, as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 15 of the Plan.

     7.   TERM OF OPTIONS.

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     The term of each Option shall be the term stated in the Option Agreement;
provided, however, that the term shall be no more than ten (10) years from the date of grant thereof; and provided further that in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be no more than five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     8.   OPTION EXERCISE PRICE AND CONSIDERATION.

     (a) The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

          (i)  In the case of an Incentive Stock Option

               (A) granted to an Employee who, at the time of grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall not be less than 110% of the Fair Market Value per Share on the date of grant; and

               (B) granted to any other Employee, the per Share exercise price shall not be less than 100% of the Fair Market Value per Share on the date of grant.

     (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (i) cash,
(ii) a check, (iii) a promissory note, (iv) other Shares that (A) in the case of Shares acquired directly or indirectly from the Company, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and a broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or (vi) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     9.   EXERCISE OF OPTION.

     (a)  Procedure for Exercise; Rights as a Stockholder. Any Option granted
          -----------------------------------------------
hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

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     An Option may not be exercised for a fraction of a Share.  Exercise of an
Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     Subject to Section 16, an Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option Agreement by the Person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. To the extent required by applicable federal, state, local or foreign law, an Optionee shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise by reason of an Option exercise or any sale of Shares, which obligations may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) hereof. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote, receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 hereof.

     (b)  Termination of Employment Relationship.  Subject to Paragraph (c)
          --------------------------------------
below, in the event of termination of an Optionee's Continuous Status as an Employee, such Optionee may exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination; provided, however, that such Option may be exercised only within such period of time as is determined by the Administrator at the date of grant. Such time period shall be at least thirty (30) days but shall not, in the case of an Incentive Stock Option, exceed three (3) months after the date of such termination and shall not, in any case, be later than the expiration date of the term of such Option as set forth in the Option Agreement. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan. Notwithstanding anything else herein to the contrary or in the Option Agreement, in the event the Optionee's Continuous Status as an Employee is terminated by the Company for Misconduct, then all outstanding Options held by the Optionee shall terminate immediately and cease to be outstanding, and the Shares covered by such Options shall revert to the Plan.

     (c)  Disability of Optionee.  In the event of termination of an Optionee's
          ----------------------
Continuous Status as an Employee as a result of his or her disability, the Optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent he or she was otherwise entitled to exercise it at the date of such termination. If such disability is not a "disability"

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as such term is defined in Section 22(e)(3) of the Code, then in the case of an
Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated for tax purposes as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option on the day three (3) months and one day following such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     (d)  Death of Optionee.  In the event of the death of an Optionee, the
          -----------------
Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement) by the Optionee's estate or by any person who acquired the right to exercise the Option by bequest or inheritance (the "Option Beneficiary"), but only to the extent that the Optionee was entitled to exercise the Option on the date of death. To the extent that, at the time of death, the Optionee was not entitled to exercise the Option, or if the Option Beneficiary does not exercise the Option within the time specified herein, the Option shall terminate and the Shares covered by such Option shall revert to the Plan. If, after the Optionee's death, the Optionee's estate or any person who acquires the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     (e)  Buyout Provisions.  The Administrator may at any time offer to buy out
          -----------------
for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     10.  STOCK ISSUANCE PROGRAM.

     Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening Option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement (substantially in the form attached hereto as Exhibit II) that complies with the
                                              ----------
terms specified below.

     (a)  Purchase Price.
          --------------

          (i) The purchase price per Share shall be fixed by the Administrator and may be less than, equal to or greater than the Fair Market Value per Share of Common Stock on the stock issuance date.

          (ii) Shares of Common Stock may be issued under the Stock Issuance Program for one or both of the following items of consideration, which the Administrator may deem appropriate in each individual instance:

               (A)  cash or check made payable to the Company, or

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

                (B) past services rendered to the Company (or any Parent or Subsidiary).

     (b)  Vesting Provisions.
          ------------------

          (i) Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's service to the Company or upon attainment of specified performance objectives.

          (ii) Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) that the Participant may have the right to receive with respect to the Participant's unvested Shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration shall be issued subject to (A) the same vesting requirements applicable to the Participant's unvested Shares of Common Stock and (B) such escrow arrangements as the Administrator shall deem appropriate.

          (iii) The Participant shall have full stockholder rights with respect to any Shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those Shares is vested. Accordingly, the Participant shall have the right to vote such Shares and to receive any regular cash dividends paid on such Shares.

          (iv) Should the Participant cease to remain in Service (as defined in the Participant's Stock Issuance Agreement) while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested Shares of Common Stock, then those Shares shall be immediately surrendered to the Company for cancellation, and the Participant shall have no further stockholder rights with respect to those Shares. To the extent the surrendered Shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Company shall repay to the Participant the cash consideration paid for the surrendered Shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered Shares.

          (v) The Administrator may in its discretion waive the surrender and cancellation of one or more unvested Shares of Common Stock (or other assets attributable thereto) that would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objective applicable to such Shares. Such waiver shall result in the immediate vesting of the Participant's interest in the Shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

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     (c)  First Refusal Rights.  Until such time as the Common Stock is first
          --------------------
registered under Section 12 of the Exchange Act, the Company shall have the right of first refusal with respect to any proposed disposition by the Participant (or any successor in interest) of any shares of Common Stock issued under the Stock Issuance Program. Such right of first refusal shall be exercisable in accordance with the terms established by the Administrator and set forth in the Stock Issuance Agreement.

     11.  CORPORATE TRANSACTION.

     (a) All of the outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the Shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

     (b) Unvested Shares may, in the Administrator's discretion, be held in escrow by the Company until the Participant's interest in such Shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested Shares.

     12.  LIMITED TRANSFERABILITY OF OPTIONS.

     An Incentive Stock Option shall not be transferrable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonqualified Stock Option shall not be transferrable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined by the Code or by Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder (a "QDRO"), and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person or any transferee pursuant to a QDRO. However, a Nonqualified Stock Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Administrator may deem appropriate.

     13.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR CORPORATE TRANSACTION.

     (a)  Changes in Capitalization.  Subject to any required action by the
          -------------------------
stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and each stock issuance under the Stock Issuance Program, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or stock issuances have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or unvested Shares, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible or exchangeable into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

     (b)  Dissolution or Liquidation.  In the event of the proposed dissolution
          --------------------------
or liquidation of the Company, the Administrator shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option shall terminate immediately prior to the consummation of such proposed action; provided, however, that the Administrator may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of an earlier date fixed by the Administrator and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

     (c)  Corporate Transaction.  In the event of any Corporate Transaction,
          ---------------------
each outstanding Option shall be (i) assumed or a comparable option to purchase shares of the capital stock of the successor corporation shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation, (ii) replaced with a cash incentive program of the successor corporation that preserves the spread existing on the unvested Optioned Stock at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such Option or (iii) subject to such other acceleration of terms and other limitations imposed by the Administrator at the time of the Option grant. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option (provided it has not already terminated) as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Corporate Transaction, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall, in the discretion of the Administrator, terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the Corporate Transaction, the option substituted for such Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the Corporate Transaction, the per Share consideration (whether stock, cash or other securities or property) received in the Corporate Transaction, by holders of Common Stock for each Share held on the effective date of the Corporate Transaction

(and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Corporate Transaction is not solely common stock of the successor corporation or its Parent (if any), the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent (if any) equal in fair market value to the per Share consideration received by holders of Common Stock in the Corporate Transaction.

     (d)  Further Adjustments.  In the event of any change of a type described
          -------------------
in Paragraphs (a) or (c) above, the Administrator shall make any further adjustment to the maximum number of Shares that may be acquired under the Plan pursuant to the exercise of Options, the maximum number of Shares for which Options may be granted to any one Employee, and the number of Shares and price per Share subject to outstanding Options as shall be equitable to prevent dilution or enlargement of rights under such Options, and the determination of the Administrator as to these matters shall be conclusive and binding on the Optionee; provided, however, that (i) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code (or any successor provision) and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder other than an "incentive stock option" as defined in Section 422 of the Code.

     14.  TIME OF GRANTING OPTIONS.

     The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

     15.  AMENDMENT AND TERMINATION OF THE PLAN.

     (a)  Amendment and Termination.  The Board may at any time amend, alter,
          -------------------------
suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. No amendment of the Plan shall, without approval of the stockholders of the Company, (i) increase the maximum number of Shares that may be subject to Options or stock issuances under the Plan or the maximum number of Shares subject to Options or stock issuances that may be granted to any individual Optionee under the Plan,
(ii) modify the requirements as to eligibility for Options or stock issuances under the Plan or (iii) materially increase the benefits to Optionees or Participants under the Plan. In addition, to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code or Section 162(m) of the Code (or any other Applicable Law, including the requirements of the NASD or an established stock exchange), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

     (b)  Effect of Amendment or Termination.  Any amendment or termination of
          ----------------------------------
the Plan shall not affect Options or stock issuances already granted, and such Options or stock issuances shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee (or Participant) and the Administrator, which agreement must be in writing and signed by the Optionee (or Participant) and the Company.

     16.  CONDITIONS UPON ISSUANCE OF SHARES.

     Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, including, without limitation, the Securities Act of 1933, as amended (the "Securities Act"), the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed or any automatic quotation system upon which the Shares may then be quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     The Company may require any Optionee, or any Person to whom an Option is transferred under Section 12, as a condition of exercising any such Option, (i) to give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matter, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; (ii) to give written assurances satisfactory to the Company stating that such Person is acquiring the Shares subject to the Option for such Person's own account and not with any present intention of selling or otherwise distributing such Shares; and
(iii) to deliver such other documentation as may be necessary to comply with federal and state securities laws. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the Shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act and all applicable state securities laws, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Shares, and may enter stop-transfer orders against the transfer of the Shares issued upon the exercise of an Option.

     17.  RESERVATION OF SHARES.

     The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     18.  AGREEMENTS.

     Options shall be evidenced by Option Agreements in such form as the Administrator shall approve from time to time. Stock issuances under the Stock Issuance Program shall be evidenced by Stock Issuance Agreements in such form as the Administrator shall approve from time to time.

     19.  STOCKHOLDER APPROVAL.

     Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws and the rules of any stock exchange upon which the Common Stock is listed or any automatic quotation system upon which the Common Stock is quoted.

     20.  MISCELLANEOUS

     (a)  Rule 16b-3. With respect to Persons subject to Section 16 of the
          ----------
Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 and with respect to such Persons all transactions shall be subject to such conditions regardless of whether they are expressly set forth in the Plan or the Option Agreement. To the extent any provision of the Plan or action by the Administrator fails to so comply, it shall not apply to such Persons or their transactions and shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator.

     (b)  Grants Exceeding Allotted Shares.  If the number of shares of Optioned
          --------------------------------
Stock exceeds, as of the date of grant, the number of Shares that may be issued under the Plan without additional stockholder approval, such Option shall be void with respect to such excess Shares, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 15 of the Plan.

     (c)  Notice.  Any written notice to the Company required by any of the
          ------
provisions of the Plan shall be addressed to the Secretary of the Company and shall become effective when it is received. Any written notice to the Optionees required by any provisions of the Plan shall be addressed to the Optionee at the address on file with the Company and shall become effective three days after it is mailed by certified mail, postage prepaid to such address or at the time of delivery if delivered sooner by messenger or overnight courier.

     (d) Savings Clause.  Notwithstanding any other provision hereof, the Plan
         --------------
is intended to qualify as a plan pursuant to which Incentive Stock Options may be issued under Section 422 of the Code. If the Plan or any provision of the Plan shall be held to be invalid or to fail to meet the requirements of Section 422 of the Code or the regulations promulgated thereunder, such invalidity or failure shall not affect the remaining parts of the Plan, but rather it shall be construed and enforced as if the Plan or the affected provision thereof, as the case may be, complied in all respects with the requirements of Section 422 of the Code.

     (e)  Governing Law.  The Plan and all rights and obligations thereunder
          -------------
shall be construed in accordance with and governed by the laws of the State of Delaware without regard to its conflict of laws rules.

                      OUTREACH COMMUNICATIONS CORPORATION

           FIRST AMENDMENT OF 1997 STOCK OPTION/STOCK ISSUANCE PLAN
           --------------------------------------------------------

     WHEREAS, Outreach Communications Corporation, a Delaware corporation (the "Company") adopted the Company's 1997 Stock Option/Stock Issuance Plan (the "Plan") to, among other things, attract and retain the best available personnel for positions of substantial responsibilities, to provide additional incentive to Employees and Directors (each as defined in the Plan) and to promote the success of the Company's business;

     WHEREAS, the Company desires to amend the Plan to increase the number of Shares (as defined in the Plan) that may be issued under the Plan from 1,044,750 to 1,241,240 Shares.

     NOW, THEREFORE, the Plan is hereby amended as follows:

     1. Unless otherwise defined herein, all terms used in this Amendment shall have the meanings ascribed thereto in the Plan.

     2. The first sentence of Section 3 of the Plan is hereby amended and restated in its entirety as follows:

          "Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 1,241,240."

     3. Except as otherwise expressly set forth herein, all terms and conditions of the Plan shall remain in full force and effect.

     IN WITNESS WHEREOF, this Amendment has been executed and delivered as of December 19, 1997.

                                            OUTREACH COMMUNICATIONS CORPORATION,
                                            a Delaware corporation




                                            By:  /s/ Robert Lynch
                                               ---------------------------------
                                                 Robert Lynch, President

                               SECOND AMENDMENT
                                      OF
              CLEARCOMMERCE 1997 STOCK OPTION/STOCK ISSUANCE PLAN
              ---------------------------------------------------

     WHEREAS, ClearCommerce Corporation, a Delaware corporation (the "Company") adopted the Company's 1997 Stock Option/Stock Issuance Plan (the "Plan") to, among other things, attract and retain the best available personnel for positions of substantial responsibilities, to provide additional incentive to Employees and Directors and to promote the success of the Company's business; and;

     WHEREAS, the Board of Directors and Stockholders have authorized the Company to amend the Plan to increase the number of Shares that may be issued under the Plan from 1,241,240 to 1,251,240 and to permit the Administrator to increase the number of Shares reserved for issuance under the Plan.

     NOW, THEREFORE, the Plan is hereby amended as follows:

     1. Unless otherwise defined herein, all terms used in this Second Amendment shall have the meanings ascribed thereto in the Plan.

     2. The first sentence of Section 3 of the Plan, as amended, is hereby amended and restated in its entirety as follows:

          "Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan shall be 1,251,240."

     3. Except as otherwise expressly set forth herein, all terms and conditions of the Plan shall remain in full force and effect.

     IN WITNESS WHEREOF, this Second Amendment has been executed and delivered, effective as of December 9, 1998.

                          CLEARCOMMERCE CORPORATION,
                          a Delaware corporation




                          By:  /s/ Robert Lynch
                             ---------------------------------------------------
                             Robert Lynch, President and Chief Executive Officer

                               THIRD AMENDMENT
                                      OF
              CLEARCOMMERCE 1997 STOCK OPTION/STOCK ISSUANCE PLAN
              ---------------------------------------------------

     WHEREAS, ClearCommerce Corporation, a Delaware corporation (the"Company") adopted the Company's 1997 Stock Option/Stock Issuance Plan (the "Plan") to, among other things, attract and retain the best available personnel for positions of substantial responsibilities, to provide additional incentive to Employees and Directors and to promote the success of the Company's business; and

     WHEREAS, the Board of Directors and Stockholders have authorized the Company to amend the Plan to increase the number of Shares that may be issued under the Plan from 1,251,240 to 1,901,240 and to permit the Administrator to increase the number of Shares reserved for issuance under the Plan.

     NOW, THEREFORE, the Plan is hereby amended as follows:

     1. Unless otherwise defined herein, all terms used in this Third Amendment shall have the meanings ascribed thereto in the Plan.

     2. The first sentence of Section 3 of the Plan, as amended, is hereby amended and restated in its entirety as follows:

          "Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan shall be 1,901,240."

     3. Except as otherwise expressly set forth herein, all terms and conditions of the Plan shall remain in full force and effect.

     IN WITNESS WHEREOF, this Third Amendment has been executed and delivered, effective as of December 17, 1998.

                         CLEARCOMMERCE CORPORATION,
                         a Delaware corporation



                         By: /s/ Robert Lynch
                             ---------------------------------------------------
                             Robert Lynch, President and Chief Executive Officer

                               FOURTH AMENDMENT
                                      OF
              CLEARCOMMERCE 1997 STOCK OPTION/STOCK ISSUANCE PLAN
              ---------------------------------------------------

     WHEREAS, ClearCommerce Corporation, a Delaware corporation (the "Company"), adopted the Company's 1997 Stock Option/Stock Issuance Plan (the "Plan") to, among other things, attract and retain the best available personnel for positions of substantial responsibilities, to provide additional incentive to Employees and Directors and to promote the success of the Company's business; and

     WHEREAS, the Board of Directors and Stockholders have authorized the Company to amend the Plan to provide that all Options shall immediately vest an additional twelve (12) months upon the consummation of a Corporate Transaction (as defined in the Plan) and to further amend the Plan to expand the definition of a Corporate Transaction.

     NOW, THEREFORE, the Plan is hereby amended as follows:

     1. Unless otherwise defined herein, all terms used in this Fourth Amendment shall have the meanings ascribed thereto in the Plan.

     2.  The definition of "Corporate Transaction" in Section 2 of the Plan (and
                            ---------------------
the appendices to each of the Stock Purchase Agreement and Stock Issuance Agreement attached to the Plan) is hereby amended to provide as follows:

         (i) "Corporate Transaction" shall mean the occurrence of any of the following:

               *****

               (iii) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding these securities immediately prior to such transaction.

     3. The following new sentence is hereby added to the vesting schedule to the Stock Option Agreement attached as an exhibit to the Plan:

         "Notwithstanding the foregoing, if a Corporate Transaction occurs, then effective immediately prior to the closing of the Corporate Transaction, Optionee's vesting and exercise schedule shall be deemed accelerated by twelve (12) months."

     4. A new clause (iii) is hereby added to Section D.3. of the Stock Purchase Agreement attached as an exhibit to the Plan:

               "(iii) Notwithstanding the foregoing, if a Corporate Transaction occurs, then effective immediately prior to the closing of the Corporate Transaction, Optionee's vesting schedule shall be deemed accelerated by twelve (12) months, and the Repurchase Right shall accordingly lapse with respect to such Purchased Shares."

     5. A new clause (iii) is hereby added to Section D.3. of the Stock Issuance Agreement attached as an exhibit to the Plan:

               "(iii) Notwithstanding the foregoing, if a Corporate Transaction occurs, then effective immediately prior to the closing of the Corporate Transaction, Participant's vesting schedule shall be deemed accelerated by twelve (12) months, and the Repurchase Right shall accordingly lapse with respect to such Purchased Shares."

     6. Except as otherwise expressly set forth herein, all terms and conditions of the Plan shall remain in full force and effect.

     IN WITNESS WHEREOF, this Fourth Amendment has been executed and delivered, effective as of March 26, 1999.

                         CLEARCOMMERCE CORPORATION,
                         a Delaware corporation


                         By: /s/ Robert Lynch
                             ---------------------------------------------------
                             Robert Lynch, President and Chief Executive Officer

                                FIFTH AMENDMENT
                                      OF
              CLEARCOMMERCE 1997 STOCK OPTION/PLAN ISSUANCE PLAN
              --------------------------------------------------

     WHEREAS, ClearCommerce Corporation, a Delaware corporation (the "Company"), adopted the Company's 1997 Stock Option/Stock Issuance Plan (the "Plan") to, among other things, attract and retain the best available personnel for positions of substantial responsibilities, to provide additional incentive to Employees and Directors and to promote the success of the Company's business; and

     WHEREAS, the Board of Directors and Stockholders have authorized the Company to amend the Plan as set forth herein.

     NOW, THEREFORE, the Plan is hereby amended as follows:

     1. Unless otherwise defined herein, all terms used in this Fifth Amendment shall have the meanings ascribed thereto in the Plan.

     2. Section 13(c) of the Plan is hereby amended and restated in its entirety to provide as follows:

          "In the event of a Corporate Transaction the successor corporation, or its Parent or a Subsidiary of the successor corporation, shall substitute for each Option then outstanding under this Plan an option of equivalent value; provided that with respect to a Corporate Transaction as defined in Section 2(i)(i) and Section 2(i)(iii) of this Plan, the successor corporation, or its Parent or a Subsidiary of the successor corporation, shall be required to issue such equivalent options only if all of the Company's issued and outstanding voting securities are transferred in the subject transaction to the successor corporation or its Parent."

     3. Except as otherwise expressly set forth herein, all terms and conditions of the Plan shall remain in full force and effect.

     IN WITNESS WHEREOF, this Fifth Amendment has been executed and delivered, effective as of June 4, 1999.

                         CLEARCOMMERCE CORPORATION,
                         a Delaware corporation


                         By: /s/ Robert Lynch
                             ---------------------------------------------------
                             Robert Lynch, President and Chief Executive Officer

                                SIXTH AMENDMENT
                                      OF
              CLEARCOMMERCE 1997 STOCK OPTION/STOCK ISSUANCE PLAN
              ---------------------------------------------------

     WHEREAS, ClearCommerce Corporation, a Delaware corporation (the "Company") adopted the Company's 1997 Stock Option/Stock Issuance Plan (the "Plan") to, among other things, attract and retain the best available personnel for positions of substantial responsibilities, to provide additional incentive to Employees and Directors and to promote the success of the Company's business; and

     WHEREAS, the Board of Directors and Stockholders have authorized the Company to amend the Plan to increase the number of Shares that may be issued under the Plan from 1,901,240 to 2,001,940 and to permit the Administrator to increase the number of Shares reserved for the issuance under the Plan.

     NOW, THEREFORE, the Plan is hereby amended as follows:

     1. Unless otherwise defined herein, all terms used in this Sixth Amendment shall have the meanings ascribed thereto in the Plan.

     2. The first sentence of Section 3 of the Plan, as amended, is hereby amended and restated in its entirety as follows:

          "Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 2,001,940."

     3. Except as otherwise expressly set forth herein, all terms and conditions of the Plan shall remain in full force and effect.

     IN WITNESS WHEREOF, this Sixth Amendment has been executed and delivered, effective as of October 15, 1999.

                         CLEARCOMMERCE CORPORATION,
                         a Delaware corporation



                         By:  /s/ Robert Lynch
                            ---------------------------------------------------
                            Robert Lynch, President and Chief Executive Officer

                               SEVENTH AMENDMENT
                                      OF
             CLEARCOMMERCE 1997 STOCK OPTION/STOCK ISSUANCE PLAN
             ---------------------------------------------------

     WHEREAS, ClearCommerce Corporation, a Delaware corporation (the "Company") adopted the Company's 1997 Stock Option/Stock Issuance Plan (the "Plan") to, among other things, attract and retain the best available personnel for positions of substantial responsibilities, to provide additional incentive to Employees and Directors and to promote the success of the Company's business; and

     WHEREAS, the Board of Directors and Stockholders have authorized the Company to amend the Plan to accelerate vesting of stock options issued upon Involuntary Termination after a Corporate Transaction.

     NOW, THEREFORE, the Plan is hereby amended as follows:

     1. Unless otherwise defined herein, all terms upon in this Seventh Amendment shall have the meanings ascribed thereto in the Plan.

     2. The following new Section 11(c) of the Plan, as amended, is hereby added to the Plan:

          (c) Notwithstanding the foregoing, if a Corporate Transaction occurs, then the option shall vest in full, upon an Involuntary Termination of Optionee's Service within 18 months following the effective date of a Corporate Transaction in which this Option has been assumed or assigned.

     3. Except as otherwise expressly set forth herein, all terms and conditions of the Plan shall remain in full force and effect.

     IN WITNESS WHEREOF, this Seventh Amendment has been executed and delivered, effective as of October 29, 1999.

                         CLEARCOMMERCE CORPORATION,
                         a Delaware corporation


                         By: /s/ Robert Lynch
                             ---------------------------------------------------
                             Robert Lynch, President and Chief Executive Officer

                               EIGHTH AMENDMENT
                                      OF
              CLEARCOMMERCE 1997 STOCK OPTION/STOCK ISSUANCE PLAN
              ---------------------------------------------------

     WHEREAS, ClearCommerce Corporation, a Delaware corporation (the "Company") adopted the Company's 1997 Stock Option/Stock Issuance Plan (the "Plan") to, among other things, attract and retain the best available personnel for positions of substantial responsibilities, to provide additional incentive to Employees and Directors and to promote the success of the Company's business; and

     WHEREAS, the Board of Directors and Stockholders have authorized the Company to amend the Plan to increase the number of Shares that may be issued under the Plan from 2,001,940 to 3,415,710 and to permit the Administrator to increase the number of Shares reserved for the issuance under the Plan.

     NOW, THEREFORE, the Plan is hereby amended as follows:

     1. Unless otherwise defined herein, all terms used in this Eighth Amendment shall have the meanings ascribed thereto in the Plan.

     2. The first sentence of Section 3 of the Plan, as amended, is hereby amended and restated in its entirety as follows:

          "Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 3,415,710."

     3. Except as otherwise expressly set forth herein, all terms and conditions of the Plan shall remain in full force and effect.

     IN WITNESS WHEREOF, this Eighth Amendment has been executed and delivered, effective as of February 3, 2000.

                         CLEARCOMMERCE CORPORATION,
                         a Delaware corporation




                         By: /s/ Robert Lynch
                            ---------------------------------------------------
                            Robert Lynch, President and Chief Executive Officer

                                NINTH AMENDMENT
                                       OF
              CLEARCOMMERCE 1997 STOCK OPTION/STOCK ISSUANCE PLAN
              ---------------------------------------------------

     WHEREAS, ClearCommerce Corporation, a Delaware corporation (the "Company") adopted the Company's 1997 Stock Option/Stock Issuance Plan (the "Plan") to, among other things, attract and retain the best available personnel for positions of substantial responsibilities, to provide additional incentive to Employees and Directors and to promote the success of the Company's business;

     WHEREAS, the Board of Directors and Stockholders wish to correct a misstatement in the Plan and clarify that options may be granted not only to employees and directors but also to consultants of the Company, with such clarification for all purposes to be effective as of the date of initial adoption of the Plan; and

     WHEREAS, the Board of Directors and Stockholders have authorized the Company to amend the Plan to increase the number of Shares that may be issued under the Plan from 3,415,710 to 3,961,710 and to permit the Administrator to increase the number of Shares reserved for the issuance under the Plan.

     NOW, THEREFORE, the Plan is hereby amended as follows:

     1. Unless otherwise defined herein, all terms used in this Ninth Amendment shall have the meanings ascribed thereto in the Plan.

     2. The first sentence of Section 3 of the Plan, as amended, is hereby amended and restated in its entirety as follows:

         "Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 3,961,710."

     3. The definition of "Optionee" in the Plan is hereby amended and restated to read in its entirety as follows:

         "'Optionee' means a Director, Employee or Consultant who receives an Option."

     4. The following definition of "Consultant" is hereby inserted immediately prior to the definition of "Continuous Status as an Employee" to read in its entirety as follows:

         "'Consultant' means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

     5. Except as otherwise expressly set forth herein, all terms and conditions of the Plan shall remain in full force and effect.

     IN WITNESS WHEREOF, this Ninth Amendment has been executed and delivered, effective as of March ___, 2000.

                         CLEARCOMMERCE CORPORATION,
                         a Delaware corporation




                         By:
                            ----------------------------------------------------
                             Robert Lynch, President and Chief Executive Officer